Rental Income, Net (Tables)	6 Months Ended
Jun. 30, 2024
Rental Income, Net [Abstract]
Schedule of Rental Income	The Company subleases part of the leased assets on a straight-line basis to other third parties. The lease terms with lessees vary and usually start from two years. Rental income as of June 30, 2024 and 2023 consisted of the following:
	2024	2023
Rental income	$158,544	$213,405
Rental expense	(49,095)	(110,693)
Total rental income, net	$109,449	$102,712